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                                                                   EXHIBIT 10.90

                             STOCK WARRANT AGREEMENT

WARRANT AGREEMENT, dated as of June 16, 2003 (the "Effective Date") between Viragen, Inc. a Delaware Corporation (the "Company") and Douglas D. Lind, M.D. ("Consultant").

The Company hereby grants to Consultant a Warrant to acquire 250,000 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), subject to the following terms and conditions:

         1. Grant of Warrant. The Company hereby grants to Consultant (the "Warrant") to purchase up to 250,000, shares of Common Stock (the "Shares"), to be transferred upon the exercise thereof, fully paid and nonassessable.

         2. Exercise Price. The exercise price of the Shares subject to the Warrant shall be at market at the date of grant, $0.26 per share. The Company shall pay all original issue or transfer taxes upon the exercise of the Warrant by Consultant.

         3. Exercisability of Warrant; Rights and Privileges. Subject to the provisions of Paragraph 6 hereof, the Warrant shall be exercisable by Consultant commencing on the Effective Date, concurrent with the effective date of Consultant's Consulting Agreement ("Exercise Date") for a period of five (5) years.

All granted but unexercised Warrants shall continue to be fully exercisable in accordance with the provisions herein:

                           (i)      if there occurs any corporate transaction
(which shall include a series of corporate transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 66 2/3 percent of the voting stock of the Company in a (a) reorganization, (b) consolidation,
(c) merger, (d) liquidation or (e) a similar of corporate transaction;

                           (ii)     if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii)    if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

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         4.       Non-Assignability of Warrant. The Warrant shall not be given, granted, sold, exchanged, transferred, pledged, encumbered, assigned or otherwise disposed of by Consultant, other than by will, the laws of descent and distribution or estate planning purposes, and during the lifetime of Consultant, shall not be exercisable by any other person, but only by Consultant.

         5. Method of Exercise of Warrant. Consultant shall notify the Company by written notice, in the form of the Notice of Exercise attached hereto (Attachment A), delivered to the Company's principal office, attention: Chief Financial Officer.

                  Payment for the Shares shall be made by Consultant's check payable to the order to the Company in full payment for the total exercise price of the number of Shares purchased.

                  As soon as practicable after the receipt of such Notice of Exercise and accompanying payment for the purchase of Shares, the Company shall, at its principal office, tender to Consultant a certificate or certificates issued in Consultant's name evidencing the Shares purchased by Consultant hereunder.

         6. Termination of Warrant. To the extent exercisable but not exercised, the Warrant shall terminate upon the first to occur of the following dates:

                  (a) five (5) years from the Exercise Date as defined herein if Consultant is still consulting with the Company pursuant to the June 15, 2003 Consulting Agreement, or

                  (b)      if the Consulting Agreement is terminated by the
Company:

                          i.       prior to the first anniversary of the
                           Consulting Agreement, six (6) months from termination; or

                          ii.      subsequent to the first anniversary of the
                           Consulting Agreement, to the second anniversary, nine
                           (9) months from termination; or

                          iii.     subsequent to the second anniversary of the
                           Consulting Agreement, one (1) year from termination;

                  (c)      if the Consulting Agreement is terminated by
Consultant:

                          i.       prior to the first anniversary of the
                           Consulting Agreement, ninety (90) days from termination;

                          ii.      subsequent to the first anniversary to the
                           second anniversary, six (6) months from termination;

                          iii.     subsequent to the second anniversary to the
                           third anniversary, nine (9) months from termination;
                           or

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                          iv.      subsequent to the third anniversary, one (1)
                           year from termination.

                  Subject to the provisions of this paragraph, in the event of Consultant's death, the exercisable but unexercised portion of the Warrant may be exercised by the estate of the Consultant or by the person who acquired the right to exercise the Warrant by bequest or inheritance or by reason of the death of Consultant.

         7. Securities Laws. The Company represents and warrants that (i) all shares underlying the Warrants will be issued from shares authorized for transfer under the applicable regulations of the Securities and Exchange Commission on Form S-8; and (ii) such registration covering the shares underlying the Warrants will be maintained as effective for the longer of (a) term of the Consulting Agreement and any extensions thereof, if applicable, or
(b) the Exercise Period of the Warrants as defined herein.

         8. Adjustment of Shares. If at any time prior to the expiration or exercise in full of the Warrant, there shall be any increase or decrease in the number of issued and outstanding shares of the Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of the Common Stock, then and in such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares available for grant, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to Warrant; and

                  (ii) appropriate adjustment shall be made in the number of Shares, and the exercise price per Share thereof, that remain unexercised under the Warrant, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale of upon the exercise of rights or warrants to subscribe therefore, or upon conversions of shares or obligations the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of exercise price of the Shares that remain unexercised under the Warrant.

Without limiting the generality of the foregoing, the existence of unexercised Shares under the Warrant shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company;
(iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares issuable upon exercise of the Warrant;
(iv) the dissolution or liquidation of the Company; (v) any

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sale, transfer or assignment of all or any part of the assets or business of the
Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         9. No Rights as Stockholder. Consultant shall have no rights as a stockholder of the Company in respect of the Shares as to which the Warrant shall not have been exercised and payments made therefore as herein provided.

         10. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and permitted assigns.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflict of laws principles thereof. All terms not defined in this Agreement shall have the same meaning as in the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                      VIRAGEN, INC.

                                                  By: /s/ Robert C. Salisbury
                                                      --------------------------
                                                      Robert C. Salisbury
                                                      Chief Executive Officer

                                                      CONSULTANT

                                                      /s/ Douglas D. Lind
                                                      --------------------------
                                                      Douglas D. Lind, M.D.

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                                  ATTACHMENT A

                               NOTICE OF EXERCISE

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock of Viragen, Inc., a Delaware Corporation, and hereby makes payments of $________ in payment therefor.

                                            ________________________________
                                            Signature

                                            ________________________________
                                            Date

         INSTRUCTIONS FOR ISSUANCE OF STOCK AND CORPORATE RECORDS

Name:             ________________________________________
                  (Please type or print in block letters)

Address:          ________________________________________

                  ________________________________________

Social Security #: _______________________________________

Phone #: (____)___________________________________________

Fax #:   (____)___________________________________________

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